UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2010
Date of Report (Date of earliest event reported)

APRECIA, INC.
(Exact name of Company as specified in its charter)
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Delaware	333-138625	20-4378866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Dolson Road
Monsey, NY 10952
(Address of principal executive offices) (Zip Code)

646-378-8008
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company’s Certifying Accountant.

(1)           Previous Independent Registered Public Accounting Firm

(i)	On August 24, 2010, Li & Company, PC (“Li & Company”) resigned as the independent registered public accounting firm of Aprecia, Inc. (the “Company”).

(ii)
Li & Company did not issue any reports on the financial statements of the Company for the two most recent fiscal years, June 30, 2008 and 2007, or during the period from October 13, 2009, the date of engagement, through August 24, 2010, the date of the resignation.

(iii)	The Board of Directors of the Company accepted the resignation of Li & Company as the Company’s independent registered public accounting firm was approved by the.

(iv)
During the Company’s two most recent years ended June 30, 2008 and 2007 and any subsequent interim periods through August 24, 2010, the date of the resignation, (a) there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)
On February 16, 2012, the Company provided Li & Company with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)           New Independent Registered Public Accounting Firm

On September 8, 2010, the Company, upon the Audit Committee’s approval, reengaged Li & Company as its independent registered public accounting firm to audit and review the Company’s financial statements effective immediately.

Li & Company previously served as the Company’s Independent Registered Public Accounting Firm from October 13, 2009 through August 24, 2010. Accordingly, during the two most recent years ended June 30, 2008 and 2007, and any subsequent period through the date hereof prior to the reengagement of Li & Company, the Company, or someone on its behalf, has consulted Li & Company regarding the application of accounting principles to specified transactions, either completed or proposed but has not consulted Li & Company regarding:

(i)
the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Li & Company, PC dated February 16, 2012, to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprecia, Inc.

Dated: February 16, 2012	By:	/s/ Isaac Onn
Isaac Onn, President, CEO and CFO